UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: April 5, 2010

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on April 5, 2010 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report March traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  April 6, 2010

EXHIBIT INDEX

Exhibit  Description

99.1         Press Release

CONTACT:     Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, April 5, 2010

AMERICAN AIRLINES REPORTS MARCH TRAFFIC

FORT WORTH, Texas – American Airlines reported a March load factor of 81.7 percent, an increase of 2.6 points versus the same period last year. Traffic increased 2.5 percent and capacity decreased 0.7 percent year over year.
Domestic traffic increased 1.8 percent year over year on 0.8 percent more capacity. International traffic increased 3.9 percent relative to last year on a capacity decrease of 3.1 percent.
American boarded 7.5 million passengers in March.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	March
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,580,958	10,320,646	2.5%
D.O.T. DOMESTIC	6,732,226	6,615,889	1.8
INTERNATIONAL	3,848,732	3,704,757	3.9
ATLANTIC	1,368,884	1,335,101	2.5
LATIN AMERICA	1,984,525	1,902,967	4.3
PACIFIC	495,323	466,688	6.1
AVAILABLE SEAT MILES (000)
SYSTEM	12,949,592	13,038,425	-0.7%
D.O.T. DOMESTIC	8,060,464	7,992,876	0.8
INTERNATIONAL	4,889,128	5,045,550	-3.1
ATLANTIC	1,769,875	1,852,176	-4.4
LATIN AMERICA	2,550,453	2,610,312	-2.3
PACIFIC	568,800	583,062	-2.4
LOAD FACTOR
SYSTEM	81.7%	79.2%	2.6	Pts
D.O.T. DOMESTIC	83.5	82.8	0.7
INTERNATIONAL	78.7	73.4	5.3
ATLANTIC	77.3	72.1	5.3
LATIN AMERICA	77.8	72.9	4.9
PACIFIC	87.1	80.0	7.0
PASSENGERS BOARDED	7,507,471	7,424,227	1.1%

SYSTEM CARGO TON MILES (000)	166,559	133,084	25.2%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE March
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	28,697,105	28,587,725	0.4%
D.O.T. DOMESTIC	17,998,275	18,067,737	-0.4
INTERNATIONAL	10,698,830	10,519,987	1.7
ATLANTIC	3,562,623	3,580,873	-0.5
LATIN AMERICA	5,787,166	5,659,776	2.3
PACIFIC	1,349,042	1,279,339	5.4
AVAILABLE SEAT MILES (000)
SYSTEM	36,839,680	37,774,689	-2.5%
D.O.T. DOMESTIC	22,836,907	23,055,139	-0.9
INTERNATIONAL	14,002,772	14,719,550	-4.9
ATLANTIC	5,000,810	5,292,886	-5.5
LATIN AMERICA	7,355,137	7,747,497	-5.1
PACIFIC	1,646,826	1,679,167	-1.9
LOAD FACTOR
SYSTEM	77.9%	75.7%	2.2	Pts
D.O.T. DOMESTIC	78.8	78.4	0.4
INTERNATIONAL	76.4	71.5	4.9
ATLANTIC	71.2	67.7	3.6
LATIN AMERICA	78.7	73.1	5.6
PACIFIC	81.9	76.2	5.7
PASSENGERS BOARDED	20,167,596	20,332,969	-0.8%

SYSTEM CARGO TON MILES (000)	446,918	370,636	20.6%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/